SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 19, 2002
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                                RMS Titanic, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

           Florida                  0-24452                59-2753162
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(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)             File Number)        Identification No.)



3340 Peachtree Road, Suite 1225, Atlanta, Georgia                     30326
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(Address of principal executive office)                            (Zip Code)


Registrant's telephone number, including area code:  (404) 842-2600
                                                      -------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On November 4, 2002, the Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") reporting, among other things, that certain shareholders had indicated their support for the Board's earlier resolution regarding the voluntary surrender of the Corporation's status as salvor-in-possession of the wreck of the TITANIC. The staff of the Commission has raised concerns about the propriety of the Corporation's actions in contacting shareholders for support of such resolution. In particular, the staff notified the Corporation on November 19, 2002 (a) that it believes the actions taken by the Corporation when seeking shareholder support for the Board's resolution may be deemed to be a solicitation for purposes of the federal securities laws and, therefore, that the Corporation may have been required to file and distribute to shareholders a proxy statement on
Schedule 14A in connection therewith, and (b) that it believes the shareholders who signed a statement in support of the Board's resolution, who beneficially own, in the aggregate, 10,119,174 shares of the Corporation's common stock, may have been required to file a Schedule 13D in connection with such stock ownership and their position regarding the Board's resolution.

     As reported in the Corporation's November 4, 2002 Form 8-K, the United States District Court for the Eastern District of Virginia, Norfolk Division (the "District Court") had questioned whether the Corporation needs shareholder approval under Florida law to relinquish its salvor-in-possession status. In order to facilitate the entry of a full and final salvage award from the District Court, the Corporation notified the District Court on November 4, 2002 that it had decided to submit the issue of the voluntary surrender of its salvor-in-possession status to a vote of the shareholders. The Board presently anticipates that this will occur at a shareholder meeting in February 2003. At this shareholder meeting, all of the Corporation's shareholders will have an opportunity to vote on the question of the voluntary surrender of the Corporation's status as salvor-in-possession. In connection with and prior to such shareholder vote, the Board intends to distribute proxy materials to the shareholders in accordance with the requirements of the federal securities laws. The Corporation will not rely on the shareholder statement of support in connection with this vote.

     The District Court has indicated that it will take no action on the Corporation's salvor-in-possession status unless and until a motion is filed seeking a relinquishment of its salvor-in-possession status. The Corporation will not file a motion or otherwise seek a relinquishment of its salvor-in-possession status at the District Court hearing to be held on November 25, 2002.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RMS TITANIC, INC.



Date:  November 25, 2002         By: /s/ Gerald Couture
                                         --------------------------------
                                         Gerald Couture
                                         Vice President and Corporate Secretary



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